Exhibit 99.1

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include expressions such as "may“, “might”, “plan”, “prudent”,
“potential”, “should”, "will“, "expect“, "anticipate“, "believe“, "intend“, "could“, and
"estimate“ and reflect our current expectations and projections about future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Except as required by the SEC, we undertake no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in our SEC filings, including, but not limited to, our report on Form 10-K; our reports on Form 10-Q; and other filings.
Copies of these filings may be obtained on our website at
www.taylorcapitalgroup.com
or the SEC’s website at
www.sec.gov.

Taylor Capital Group
•
Holding company for Cole Taylor Bank
– Chicago’s ninth largest bank
– 423 employees
– Nine banking centers
– $4.6 billion in assets
•
Segment-focused
commercial lender
– Chicago’s banking specialist for
closely-held businesses

Building on Our Legacy
•
Founded by business owners for business owners
in 1929
•
Evolved through three generations of family
management
•
Refocused on core commercial lending business
– Shed non-strategic activities
– Market disruption offered significant opportunity
– Invested in senior management, commercial and credit
talent
– Raised capital
– Added locally connected, experienced Board members

5 Financial Summary Capital Ratios

Focus on
Core Commercial Business
•
Investment in experienced leadership
– Mark Hoppe, President & Chief Executive Officer
– Larry Ryan, Chief Lending Officer
• 50+ in-market, experienced commercial lenders
– Mike Sharkey, Cole Taylor Business Capital
• 14 experienced asset based lending staff
– Mike Morton, Chief Credit Officer
• 4 new members of senior credit team
– Randy Conte, Chief Financial Officer
– Board of Directors
• New directors with deep commercial banking experience

Focus on
Core Commercial Business
•
New directors
– Harrison I. Steans
• Former Chairman, LaSalle National Bank and NBD Illinois
– Jennifer W. Steans
• President, Financial Investments Corp.
• Chairman, USAmeribancorp, Inc.
– Michael H. Moskow
• Past President & CEO, Federal Reserve Bank of Chicago
– M. Hill Hammock
• Former Vice Chairman & COO, LaSalle Bank
– C. Bryan Daniels
• Co-founder and Principal, Prairie Capital, L.P.

Raised Capital
•
Strategic opportunity to expand core business
•
Recognized need for capital early
•
Raised $120 million of capital in September, 2008
– $60 million convertible preferred stock at Taylor Capital
Group
– $60 million in units composed of:
• Subordinated debt at Cole Taylor Bank
• Warrants to purchase shares of Taylor Capital Group
•
Received $105 million in TARP capital from U.S.
Treasury in November, 2008

9 Early Results: Strategic Loan Growth

10 Early Results: Improved Loan Mix In millions Total $2,533 Total $3,233 Total $3,214

Early Results:
Growth in Relationships
•
Commercial banking
– 222 new commercial banking relationships
– $875 million in new loan fundings
– $323 million in new deposits
•
Asset based lending
– 6 new offices
– $201 million in new loan commitments
– $102 million in new loan fundings
– $2.8 million in closing fees
– $12.4 million in deposits at March 31, 2009

12 Early Results: Reduced Funding Costs • Increased core relationship deposits • Reduced reliance on wholesale & brokered funding

13 Early Results: Reduced Funding Costs • Improved Net Interest Margin

14 Early Results: Relationship Profitability • Implemented floors on new credits • Executing more swaps • Acquiring customer deposit and cash management business • Selling more services per client

Current Trends: Marketplace
•
Competition for new business heating up
•
Floors at competitor banks reduced
•
Continued focus on:
– Asset quality
– Deposit generation
– Cash management/fee income
– Pricing discipline

Current Trends: Asset Quality
•
Economic challenges serious and ongoing
•
Asset quality a top priority bankwide
•
Experienced lenders know clients, market
•
Experienced credit team averaging 25+ years
experience
•
Aggressive approach towards recognizing,
reserving and charging off problem credits
•
Enhanced loss mitigation through ABL
•
Reserve to nonaccruals above peers

17 Current Trends: Expense Control Improved Efficiency Ratio Full Time Employees

Summary
•
Challenging economic conditions
– Priority #1 is asset quality
•
Strong and clearly defined strategy
– Focused on building our core business
– Need for prudent growth
– Grow revenue streams
– Return to profitability

19 Questions ?

20 Thank you